Exhibit 99.1

First Breach Expands Hiring Initiative to Support Ammunition Production Growth and Planned Drone

Manufacturing Operations

Management to attend AUSA 2026 Annual Meeting and Exposition in Washington, D.C., October 12-14

HAGERSTOWN, MD / October 8, 2026 / First Breach Inc. (NASDAQ:FBDT) (“First Breach” or the “Company”), an American-made defense technologies company focused on vertically integrated ammunition production and next-generation unmanned aerial systems, today announced an expanded recruitment initiative to support increased ammunition production and the planned buildout of its drone manufacturing operations in Hagerstown, Maryland.

The initiative is intended to strengthen the Company’s workforce as it scales its ammunition business and develops the technical and operational capabilities needed for its unmanned systems programs.

“Building our workforce is an important part of our efforts to expand ammunition production and prepare for planned drone manufacturing operations,” said Jeffrey Low, Co-Founder and Chief Executive Officer of First Breach. “We are looking to bring additional talent into the Company to support these efforts as we develop our U.S. manufacturing capabilities.”

Interested candidates are encouraged to inquire about employment opportunities and submit their resumes through the Company’s career application page.

Management to Attend AUSA 2026

Members of First Breach’s management team will also attend the Association of the United States Army (AUSA) 2026 Annual Meeting and Exposition, taking place October 12-14 at the Walter E. Washington Convention Center in Washington, D.C.

The annual event brings together military leaders, government representatives, defense companies and international delegations to discuss Army priorities, emerging technologies and the future of land warfare. First Breach management looks forward to on-site meetings with industry participants to discuss the Company’s ammunition capabilities and developing unmanned systems business, explore potential collaborations and better understand customer requirements.

Industry participants interested in arranging an on-site meeting with First Breach management may contact Ken Leith, Chief Revenue Officer, at ken@firstbreach.com. Additional information about the conference is available at the AUSA 2026 Annual Meeting and Exposition website.

About First Breach

First Breach Inc. is an ISO 9001:2015 certified, American-made defense technologies company focused on manufacturing match-grade ammunition components, finished ammunition, and developing next-generation unmanned aerial systems for commercial, law enforcement, and military markets. The Company manufactures its products in-house at its Hagerstown, Maryland facility, where it produces brass cups, casings, projectiles, lead cores, lead wire, and completed ammunition with rigorous quality control standards. First Breach is also advancing its drone strategy through the development of U.S.-made unmanned systems, leveraging advanced engineering, robotics, ISR and sensor technologies, and precision manufacturing capabilities to address evolving defense, homeland security, law enforcement, and commercial requirements across domestic and international markets.

For more information, please visit: First Breach

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and include statements regarding the Company’s expectations, beliefs, plans, objectives, strategies, future events, future performance, business prospects, growth initiatives, acquisitions, market opportunities, capital resources, operational objectives, and other statements that are predictive in nature. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on management’s current expectations, assumptions, and beliefs regarding future developments and their potential effect on the Company. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in economic, business, market, competitive, regulatory, technological, legal, and geopolitical conditions; the Company’s ability to execute its business strategy; access to capital and financing; customer demand; industry developments; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by applicable law, the Company undertakes no obligation to update, revise, or publicly disclose any revisions to any forward-looking statements to reflect events, circumstances, or changes in expectations occurring after the date of this press release.

Investor Relations

Frank Pogubila

Partner

Integrous Communications

Phone: 951.946.5288

Email: fpogubila@integcom.us

Website: www.firstbreach.com

For additional company updates, follow First Breach on LinkedIn, X, and Facebook.